Exhibit 10.16.2
DATED 14 May 2003
BIWATER RETIREMENT AND SECURITY SCHEME
Deed of Correction
changing the Main and ex-WCAPS Editions of the
Fifth Definitive Trust Deed and Rules
with effect on and from 1st April 2003
CMS Cameron McKenna
Mitre House
160 Aldersgate Street
London ECIA 4DD
T +44(0)171 367 3000
F +44(0)171 367 2000
File Ref: 104585.00001
Doc.Ref: 20606914.01
C/M/S/ Cameron McKenna
(cms)
TRANSITIONAL LEGAL SERVICES

CERTIFIED TO BE A TRUE AND
COMPLETE COPY OF THE ORIGINAL

CMS CAMERON MCKENNA
DATE 16/5/2003
CMS Cameron McKenna
Mitre House
160 Aldersgate Street
London EC1A 4DD

THIS DEED OF CORRECTION is made the 14th day of May 2003
PARTIES
(1)	The Principal Employer

BIWATER PLC whose registered office is at Biwater House, Station Approach, Dorking, Surrey RH4 ITZ and

(2)	The Trustees

TERENCE WILLIAM ALBERT BARKER of “the Willows”, 20 Holme Park, Upper Newbold, Chesterfield, Derbyshire S41 8XB NORMAN ERIC DODD of 5 Ashworth Avenue, Urmston, Manchester M41 8TH JOHN ERNEST ALFRED KERSLAKE of Ivy House, Stack Hills Road, Todmorden, OL14 5QW ANTHONY JOHN READ of 4 Hazlemere Drive, St Leonards, Ringwood, Hants and BARRY SHORT of 15 Rimbury Way, Christchurch, Dorset BH23 2RQ
RECITALS
(A)	This Deed is supplemental to two editions of a Fifth Definitive Trust Deed called the “Main Edition” and the “ex-WCAPS Edition” respectively and both made on 1st April 2003 (together called “the Trust Deeds”), both with Rules attached (together called “the Rules”) and which constitute the current provisions of the Biwater Retirement and Security Scheme (“the Scheme”)

(B)	In accordance with Clause 24 of the Trust Deeds, the Trustees may amend the provisions of the Rules with the consent of the Principal Employer at any time by deed

(C)	The Trustees and the Principal Employer wish to correct the Trust Deeds and the Rules to reflect the agreed intentions of both parties

(D)	The Trustees are the present trustees of the Scheme

OPERATIVE PROVISIONS
The Trustees, with the consent of the Principal Employer, in exercise of the powers described in recital (B) above declare that with effect from 1st April 2003 the Trust Deeds and the Rules shall be amended as follows:-
1.	In Clause 8.12 of the Trust Deed of the Main Edition, the words “The Trustees will be obliged to follow a Member’s preferences” will replace “The Trustees will not be obliged to follow a Member’s preferences”.

2.	In the definition of “Water Company” in Rule l of both the Main Edition and the WCAPS Edition, the words “and Cascal Services Limited” shall be deleted.
IN WITNESS of which the parties have executed this document as a deed on the date set out above.

EXECUTED as a deed on
behalf of BIWATER PLC by

Director	/s/ D.L. Magor

Secretary	/s/ Martin Robert Anthony Duffy

SIGNED AND DELIVERED as a Deed by
TERENCE WILLIAM ALBERT BARKER	/s/ T. Barker
in the presence of

Witness	D. Barker

Address	The Willows 20 Holme Park Ave Chesterfield 841 8XB

SIGNED AND DELIVERED as a Deed by
NORMAN ERIC DODD in the presence of	/s/ Norman Eric Dodd

Witness	J.P. Dawson

Address	Biwater Place Gregge Street Heywood Laneashire OL102DV

SIGNED AND DELIVERED as a Deed by
JOHN ERNEST ALFRED KERSLAKE	/s/ John Earnest Alfred Kerslake
in the presence of

Witness	/s/ SIGNATURE ILLEGIBLE

Address	[ADDRESS ILLEGIBLE]

SIGNED AND DELIVERED as a Deed by
ANTHONY JOHN READ	/s/ Anthony John Read
in the presence of

Witness	/s/ SIGNATURE ILLEGIBLE

Address	[ADDRESS ILLEGIBLE]

SIGNED AND DELIVERED as a Deed by
BARRY SHORT	/s/ Barry Short
in the presence of

Witness	J. M. Ward

Address	8 Rimbury Way X Church B. H. 232 RQ